Exhibit 99.1
IMPORTANT DISCLAIMER
The following update is only to inform interested parties that Ambac Assurance Corporation is mailing the information described below; it is not an indication that the underlying transactions are, or will occur.
The Rehabilitation Court has set a date of January 22nd to make a ruling on the Rehabilitator’s Second Amended Plan, which is necessary for this transaction to occur, thus the court approval for this transaction has not yet occurred. At this time, there is no assurance that the Approval Order (as defined in the Disclosure Statement) will be entered or the Effective Date will actually occur. Further, the Office of the Commissioner of Insurance (OCI), as Rehabilitator, has not provided the necessary approvals or authorization such that the Rehabilitation Exit Transactions may occur and OCI further takes no position on the information described herein. OCI as the regulator provides no assurances the transaction will proceed as indicated in the exchange documents.
Therefore, the following offer is contingent on the Rehabilitation Court and the Rehabilitator’s final approval.
NEW YORK, NY, January 11, 2018 (GLOBE NEWSWIRE) -- Ambac Provides Update on Previously Disclosed Plan Intended to Conclude the Segregated Account Rehabilitation. Ambac Financial Group, Inc. (Nasdaq: AMBC) (“AFG”), a holding company whose subsidiaries, including Ambac Assurance Corporation (“AAC” and together with AFG, “Ambac” or “the Company”), provide financial guarantees, is providing its stakeholders with an update on its previously disclosed holistic restructuring transaction (the “Transaction”) designed to facilitate the conclusion of the rehabilitation of the Segregated Account of Ambac Assurance Corporation (the “Segregated Account”).
As previously announced by the Company, on July 19, 2017, AFG and AAC entered into a rehabilitation exit support agreement (as amended by a first amendment, dated as of September 21, 2017, the “Rehabilitation Exit Support Agreement”), with a group of holders (the “Supporting Holders”) of beneficial interests in Deferred Amounts (“Deferred Amounts”) of the Segregated Account of AAC (“the Segregated Account”) and AAC’s 5.1% Surplus Notes due 2020 (the “Existing Surplus Notes”) regarding the Transaction.
In connection with the Transaction, the State of Wisconsin Office of the Commissioner of Insurance (“OCI”) proposed an amendment to the Plan of Rehabilitation for the Segregated Account (the “Rehabilitation Plan Amendment") to conclude the rehabilitation of the Segregated Account, which was filed with the Circuit Court for Dane County, Wisconsin (the “Rehabilitation Court”) on September 25, 2017.
On January 4, 2018, the Rehabilitation Court held an evidentiary hearing to consider OCI’s Motion to Further Amend The Plan of Rehabilitation Confirmed on January 24, 2011 To Facilitate An Exit from Rehabilitation. The Rehabilitation Court has not yet ruled on the motion. At the conclusion of the hearing, the Rehabilitation Court declared that the evidence was closed and set January 22, 2018 as the adjourned date for purposes of a ruling on the motion.
Another key component of the Transaction is a series of exchange offers pursuant to which holders of Existing Surplus Notes will effectively receive the same consideration package provided to holders of Deferred Amounts pursuant to the Rehabilitation Plan Amendment, if approved. In accordance with its obligations to pursue implementation of the Transaction, AAC has today commenced these exchange offers, which are further described below.
The effectiveness of the Rehabilitation Plan Amendment is a condition precedent to the consummation of the Exchange Offers and, as such, this press release is being circulated only in anticipation of the effectiveness of the Rehabilitation Plan Amendment which has not yet occurred.  The satisfaction or waiver of the conditions precedent to the consummation of the Exchange Offers (other than the effectiveness of the Rehabilitation Plan Amendment) is a closing condition to the effectiveness of the Rehabilitation Plan Amendment, and the concurrent effectiveness of the Rehabilitation Plan Amendment is a closing condition to the consummation of the Exchange Offers. Accordingly, if one does not occur, then the other will not occur unless the applicable closing condition is waived.  For these reasons, and pursuant to the agreements between the parties to the Rehabilitation Exit Support Agreement to diligently pursue implementation of the Rehabilitation Exit Transactions, this press release is being transmitted prior to the occurrence of various conditions precedent.
At this time, there is no assurance that the approval order with respect to the Rehabilitation Plan Amendment will be entered or the effective date of the Rehabilitation Plan Amendment will actually occur.  OCI has not provided the necessary approvals or authorization such that the Rehabilitation Exit Transactions may occur and OCI further takes no position on the information described herein.
The Exchange Offers
AAC is offering to exchange up to $554 million principal of its Existing Surplus Notes for the consideration set forth in the table below. Concurrently with the Exchange Offers, AAC is soliciting (the “Consent Solicitation”) consents (each a “Consent”) from the holders of the Existing Surplus Notes to a waiver and amendment (the “BSA Waiver and Amendment”) to the Bank Settlement Agreement (as defined below). Only Eligible Holders (as defined below) will be able to participate in the AAC Exchange Offer (as defined below). Only Supporting Holders (as defined below) will be able to participate in the AAC Supporting Holder Exchange Offer (as defined below) and the Limited Access DPO Exchange Offer (as defined below). Eligible Holders who wish to participate in the Exchange Offers and the Supporting Holders must tender all of their Existing Surplus Notes in the applicable Exchange Offer and deliver their corresponding Consents in the Consent Solicitation.
The offer to exchange the consideration set forth in the first row of the first table below for the Existing Surplus Notes is referred to as the “AAC Supporting Holder Exchange Offer,” the offer to exchange the consideration set forth in the second row of the first table below for the Existing Surplus Notes is referred to as the “AAC Exchange Offer,” and the offer to exchange the consideration set forth in the second table below for the Existing Surplus Notes is referred to as the “Limited Access DPO Exchange Offer,” and the AAC Supporting Holder Exchange Offer and the AAC Exchange Offer are collectively referred to as the “AAC Exchange Offers”, and the AAC

Exchange Offers and the Limited Access DPO Exchange Offer are each individually referred to as an “Exchange Offer” and are collectively referred to as the “Exchange Offers”.
Upon the terms and subject to the conditions of the Exchange Offers, for each $1.00 of principal amount outstanding and accrued and unpaid interest thereon currently held by eligible holders of Existing Surplus Notes that participate in the Exchange Offers, such holders effectively will (i) receive $0.40 in cash, (ii) receive $0.41 in principal amount of Ambac LSNI, LLC’s (the “Secured Notes Issuer”) LIBOR Plus 5.00% Insured Secured Notes due 2023 (the “Senior Secured Notes”), (iii) retain $0.125 in principal amount and accrued and unpaid interest thereon of Existing Surplus Notes and (iv) provide a discount on Existing Surplus Notes of $0.065 in principal amount and accrued and unpaid interest thereon. As a result, the eligible holders of Existing Surplus Notes that participate in the Exchange Offers will receive the same consideration that holders of beneficial interests in Deferred Amounts effectively will receive pursuant to the Rehabilitation Plan Amendment. The purpose of the Limited Access DPO Exchange Offer is to effect the same economics for beneficial holders of Deferred Amounts, including AAC, and holders of Existing Surplus Notes. As a result of the Limited Access DPO Exchange Offer, AAC and the Supporting Holders will receive substantially the same consideration as the other Deferred Amount beneficial holders in the Rehabilitation Plan Amendment.
The Exchange Offers and the Consent Solicitation are scheduled to expire at 5:00 p.m., New York City time, on February 9, 2018 (as such date and time may be extended or earlier terminated, the “Expiration Time”). The settlement date for the AAC Exchange Offers (the “Settlement Date”) is expected to be promptly following the Expiration Time.
The AAC Exchange Offers

Existing Surplus Notes to be Exchanged(1)	CUSIP Nos.	Aggregate Outstanding Non-Factored Principal Amount Owned by Parties Other than AFG and AAC(2)	Exchange Consideration for each $1,000 Non-Factored Principal Amount of Existing Surplus Notes Accepted(3)	Exchange Cap(3)
Ambac Assurance Corporation’s 5.1% Surplus Notes due 2020	023138AA8 U02373AA3	$1,023 million	$494.318154 in cash plus $506.676108 in principal amount of Ambac LSNI, LLC’s Senior Secured Notes (the AAC Supporting Holder Exchange Offer, as defined below, is open to Supporting Holders only) (4)
$123 million (5)

An automatic pro ration factor of 65.740330% (5) shall apply to each $1,000 Non-Factored Principal Amount of Existing Surplus Notes tendered and AAC shall not accept, and shall return to the holder, 34.259670% of the Existing Surplus Notes tendered by each Supporting Holder in the AAC Supporting Holder Exchange Offer.

Ambac Assurance Corporation’s 5.1% Surplus Notes due 2020	023138AA8 U02373AA3	$1,023 million	$494.318154 in cash plus $506.676108 in principal amount of Ambac LSNI, LLC’s Senior Secured Notes (the AAC Exchange Offer, as defined below) (6)
$446 million

An automatic pro ration factor of 87.5% shall apply to each $1,000 Non-Factored Principal Amount of Existing Surplus Notes tendered and AAC shall not accept, and shall return to the holder, 12.5% of the Existing Surplus Notes tendered by each eligible holder in the AAC Exchange Offer.

The Limited Access DPO Exchange Offer

Existing Surplus Notes to be Exchanged(1)	CUSIP Nos.	Aggregate Outstanding Non-Factored Principal Amount Owned by Parties Other than AFG and AAC(2)	Exchange Consideration for each $1,000 Non-Factored Principal Amount of Existing Surplus Notes Accepted (3)	Exchange Cap(3)
Ambac Assurance Corporation’s 5.1% Surplus Notes due 2020	023138AA8 U02373AA3	$1,023 million
$1,081.320963 principal amount of DPOs including accretion in respect of Deferred Amounts of the Segregated Account of Ambac Assurance Corporation (the Limited Access DPO Exchange Offer, as defined below, is open to Supporting Holders only) (7)(8)
$182 million
Each $1,000 of original non-factored face principal amount (the “Non-Factored Principal Amount”) of Existing Surplus Notes outstanding represents a factored principal amount of $1,000 multiplied by a factor of 0.737764347 (the “Factored Principal Amount”). The tables above specify the Non-Factored Principal Amount of Existing Surplus Notes that must be tendered in the Exchange Offers in order to receive the applicable Exchange Consideration with respect to the Existing Surplus Notes accepted for tender. However, for all other purposes of this press release and each Exchange Offer, unless otherwise specified or the context requires otherwise all references to “principal amount” shall mean and refer to the Factored Principal Amount with respect to such Existing Surplus Notes and the components of the AAC Supporting Holder Exchange Cap, AAC Exchange Cap and DPO Exchange Cap shall be calculated based on the Factored Principal Amount with respect to the applicable Existing Surplus Notes.

(1)
Includes right to payment of any accrued and unpaid interest on the portion of principal amount of Existing Surplus Notes accepted. The aggregate accrued and unpaid interest as of the day prior to the anticipated Settlement Date (as defined herein) on the Factored Principal Amount will be $351 million on the Existing Surplus Notes, excluding securities held by Ambac Financial Group, Inc. (“AFG”) or its subsidiaries (collectively, the “Company”).

(2)
Does not include securities owned by the Company, which as of the date hereof consists of $120 million of Factored Principal Amount (or $163 million Non-Factored Principal Amount) and $56 million accrued and unpaid interest thereon (calculated as of day prior to the anticipated Settlement Date) of Existing Surplus Notes. The Company will not tender the Existing Surplus Notes that it holds in the Exchange Offers.

(3)
The exchange ratios and exchange cap amounts set forth below assume that (a) the Exchange Offers are consummated on the business day following the Expiration Time (accrued and unpaid interest are calculated up to the date of such consummation) and (b) all holders of Existing Surplus Notes (other than the Company) participate in the Exchange Offers, and the actual ratios and exchange cap amounts (including the exchange cap components of principal and accrued and unpaid interest) will differ based on the actual date of consummation and the actual level of participation. The exchange caps presented in the table represent the aggregate Factored-Principal Amount of Existing Surplus Notes that may be accepted by AAC assuming 100% participation in the applicable exchange offer.

(4)
Supporting Holders who tender in the AAC Supporting Holder Exchange Offer will not receive any additional payments of principal or interest after consummation of the Exchange Offers on the portion of principal amount of the Existing Surplus Notes accepted. Only Supporting Holders may participate in the AAC Supporting Holder Exchange Offer. Pursuant to the Rehabilitation Exit Support Agreement, each Supporting Holder will be required to tender all of its Existing Surplus Notes in the AAC Supporting Holder Exchange Offer that are not deposited into the Initial Escrow Account (as defined in herein) and not tendered in the Limited Access DPO Exchange Offer and deliver its Consent. If the Conditions Precedent are satisfied or waived, AAC will accept an amount of Existing Surplus Notes (including principal amount and accrued and unpaid interest thereon) tendered by each Supporting Holder multiplied by 65.740330% (rounded down to avoid the purchase of Existing Surplus Notes in a principal amount other than in integral multiples of $1.00) applied against principal and accrued and unpaid interest thereon, and return the remaining Existing Surplus Notes (including principal amount and accrued and unpaid interest thereon) tendered by such Supporting Holder to such Supporting Holder. The AAC Supporting Holder Exchange Cap of $123 million is comprised of an aggregate Non-Factored Principal Amount of $123 million (or $91 million Factored Principal Amount) and is calculated based upon associated accrued and unpaid interest of $42 million and assumes 100% participation by the Supporting Holders in the AAC Supporting Holder Exchange Offer.

(5)
The AAC Supporting Holder Exchange Cap of $123 million Non-Factored Principal Amount included in this press release (and the pro ration factor in respect of the AAC Supporting Holder Exchange Cap) has been calculated assuming that Supporting Holders hold an aggregate of 50.1% of the outstanding Existing Surplus Notes, which amount is equal $498 million Non-Factored Principal Amount (or $367 million Factored Principal Amount) (the “Current Supporting Holder Existing Surplus Notes Amount”).  The AAC Supporting Holder Exchange Cap of $123 million Non-Factored Principal Amount and the pro ration factor in respect of the AAC Supporting Holder Exchange Cap (and the corresponding percentage of Existing Surplus Notes that AAC will accept in the AAC Supporting Holder Exchange Offer) is subject to change if the Final Supporting Holder Existing Surplus Note Amount (as defined below) is different from the Current Supporting Holder Existing Surplus Notes Amount.  If AAC accepts any Existing Surplus Notes tendered in the AAC Supporting Holder Exchange Offer, the same pro ration factor shall apply in respect of each $1,000 of Non-Factored Principal Amount of Existing Surplus Notes tendered, and AAC will accept the same percentage of Existing Surplus Notes from each Supporting Holder in the AAC Supporting Holder Exchange Offer. The percentage of Existing Surplus Notes that AAC will accept in the AAC Supporting Holder Exchange Offer shall be equal to a percentage determined based on the following formula (the inverse of which shall be the pro ration factor in respect of the AAC Supporting Holder Exchange Offer), which formula is calculated based upon Factored Principal Amount plus accrued and unpaid interest: 1 - (12.5% * Final Supporting Holder Existing Surplus Note Amount) / (Final Supporting Holder Existing Surplus Note Amount less $156 million less $197 million).  For purposes of the preceding formula, “Final Supporting Holder Existing Surplus Note Amount” shall equal the Factored Principal Amount of Existing Surplus Notes (plus accrued and unpaid interest thereon) beneficially held by the Supporting Holders as of immediately prior to the deposit of Existing Surplus Notes into the Initial Escrow Account on January 26, 2018.

(6)
Eligible holders who tender in the AAC Exchange Offer (as defined below) will not receive any additional payments of principal or interest after consummation of the Exchange Offers on the portion of principal amount of the Existing Surplus Notes accepted. Eligible holders of Existing Surplus Notes who wish to participate in the AAC Exchange Offer will be required to tender all of their Existing Surplus Notes and deliver their Consents. If the Conditions Precedent are satisfied or waived, AAC will accept an amount of Existing Surplus Notes (including principal amount and accrued and unpaid interest thereon) tendered by each eligible holder (including principal amount and accrued and unpaid interest thereon) multiplied by 87.5% (rounded down to avoid the purchase of Existing Surplus Notes in a principal amount other than in integral multiples of $1.00) applied against principal and accrued and unpaid interest thereon, and return the remaining Existing Surplus Notes (including principal amount and accrued and unpaid interest thereon) tendered by such eligible holder to such eligible holder. The AAC Exchange Cap of $446 million is comprised of an aggregate Non-Factored Principal Amount of $446 million (or $329 million Factored Principal Amount) and is calculated based upon associated accrued and unpaid interest of $153 million and assumes 100% participation by all holders of Existing Surplus Notes in the AAC Exchange Offer.

(7)
Supporting Holders who tender in the Limited Access DPO Exchange Offer (as defined below) will not receive any additional payments of principal or interest after consummation of the Exchange Offers on the portion of principal amount of the Existing Surplus Notes accepted. Only Supporting Holders may participate in the Limited Access DPO Exchange Offer. Pursuant to the Rehabilitation Exit Support Agreement (as defined below), each Supporting Holder will be required to tender Existing Surplus Notes in an amount equal to its pro rata portion of the DPO Exchange Cap and deliver its Consent, in addition to its obligation to deposit Existing Surplus Notes into the Initial Escrow Account and tender all of its all of its Existing Surplus Notes in the AAC Supporting Holder Exchange Offer that are not deposited into the Initial Escrow Account and not tendered in the Limited Access DPO Exchange Offer. If the Conditions Precedent (as defined below) are satisfied or waived, AAC (as defined below will accept an amount of Existing Surplus Notes (including principal amount and accrued and unpaid interest thereon) tendered by each Supporting Holder equal to such Supporting Holder’s pro rata portion of the DPO Exchange Cap (rounded down to avoid the purchase of Existing Surplus Notes in a principal amount other than integral multiples of $1.00) applied against principal and accrued and unpaid interest thereon, and return, subject to the Supporting Holder’s participation in the AAC Supporting Holder Exchange Offer, the remaining Existing Surplus Notes (including principal and accrued and unpaid interest thereon) tendered by such Supporting Holder to such Supporting Holder. The DPO Exchange Cap of $182 million is comprised of an aggregate Non-Factored Principal Amount of $182 million (or $134 million aggregate Factored Principal Amount) and is calculated based upon associated accrued and unpaid interest of $62 million.

(8)
Deferred Amounts to be received in the Limited Access DPO Exchange Offer shall be evidenced by RMBS (as defined below) securities where the sole remaining recourse for payment is to Deferred Amounts (such consideration, “DPOs”).

Eligible Holders
The Exchange Offers are being made to, the Consents are being solicited from and the DPOs and Senior Secured Notes are being offered to only (i) (a) in the United States, holders of Existing Surplus Notes who are either “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) (“QIBs”) or institutional “accredited investors” within the meaning of subsection (1), (2), (3) or (7) of Rule 501(a) under the Securities Act (“Institutional Accredited Investors”) and (b) outside the United States, holders of Existing Surplus Notes who are not “U.S. persons” (as defined in Rule 902 under the Securities Act) in reliance on Regulation S of the Securities Act and (ii) in the case of the AAC Supporting Holder Exchange Offer and the AAC Exchange Offer only, holders of Existing Surplus Notes who are also “qualified purchasers” within the meaning of Section 2(a)(51) of the Investment Company Act of 1940, as amended (“Qualified Purchasers”) (such holders, “Eligible Holders”). Only Eligible Holders who have provided such confirmation are authorized to receive or review the Confidential Offering Memorandum and Consent Solicitation, dated as of January 11, 2018 (the “Offering Memorandum”) and the related Letter of Transmittal and Consent (the “Letter of Transmittal and Consent”) or to participate in the Exchange Offers and the Consent Solicitation made thereby.
Rehabilitation Exit Support Agreement
As previously announced by the Company, certain holders of Existing Surplus Notes and beneficial interests in Deferred Amounts have agreed to support the Rehabilitation Plan Amendment, the Exchange Offers, the Consent Solicitation and the transactions contemplated thereby and have signed and become party to the Rehabilitation Exit Support Agreement. The Supporting Holders represented more than 50% (estimated as of June 30, 2017) by principal amount of the Existing Surplus Notes and approximately 34% of the beneficial interest in Deferred Amounts including accretion amounts, in each case excluding Existing Surplus Notes or Deferred Amounts owned by the Company.
Consent Solicitation Waiver and Amendment to Bank Settlement Agreement
In conjunction with the Exchange Offers, and subject to the terms and conditions set forth in the Offering Memorandum, AAC is seeking Consents to the BSA Waiver and Amendment to the settlement agreement, dated as of June 7, 2010, by and among AAC, AFG, Ambac Credit Products, LLC (“ACP”) and certain counterparties to credit default swaps with ACP that were guaranteed by AAC (the “Bank Settlement Agreement”). Delivery of Consents by holders of at least a majority of the outstanding aggregate principal amount of the Existing Surplus Notes (other than Existing Surplus Notes beneficially owned by AFG or AAC or any of their affiliates) is required to amend the Bank Settlement Agreement pursuant to the BSA Waiver and Amendment (the “Requisite Consents”). An Eligible Holder cannot deliver a Consent to the BSA Waiver and Amendment in the Exchange Offers without tendering its Existing Surplus Notes, or tender its Existing Surplus Notes without delivering a Consent.
The Supporting Holders have agreed to deliver Consents to the BSA Waiver and Amendment, and collectively the Supporting Holders hold more than a majority of the Existing Surplus Notes,

which would be sufficient to amend the Bank Settlement Agreement pursuant to the BSA Waiver and Amendment even if all other holders of Existing Surplus Notes were to not deliver their Consents; provided that the OCI has also consented to the BSA Waiver and Amendment. None of the Existing Surplus Notes beneficially owned by AFG or AAC or any of their affiliates shall be counted in the numerator or the denominator for purposes of determining whether a majority of outstanding Existing Surplus Notes have consented to the BSA Waiver and Amendment.
AAC Supporting Holder Exchange Offer
Upon the terms and subject to the conditions of the AAC Exchange Offer, for each $1.00 principal amount of Existing Surplus Notes, validly tendered, not validly withdrawn and accepted by AAC in the AAC Supporting Holder Exchange Offer at or prior to the Expiration Time, subject to the Supporting Holder’s participation in the Limited Access DPO Exchange Offer and the exchange cap for the AAC Supporting Holder Exchange Offer of Existing Surplus Notes (assuming 100% participation by all Supporting Holders in the AAC Supporting Holder Exchange Offer) (the “AAC Supporting Holder Exchange Cap”), Supporting Holders will receive (i) $0.67 in cash and (ii) $0.69 in principal amount of Senior Secured Notes, which represents (if expressed as an amount of consideration per $1.00 of obligations under the Existing Surplus Notes, including accrued and unpaid interest) (i) $0.46 in cash and (ii) $0.47 in principal amount of Senior Secured Notes for each $1.00 of the sum of (A) principal amount and (B) accrued and unpaid interest thereon (up to, but not including, the Settlement Date).
The AAC Supporting Holder Exchange Cap is $133 million of Existing Surplus Notes (assuming 100% participation by all Supporting Holders in the AAC Supporting Holder Exchange Offer), including principal amount and accrued and unpaid interest, owned by each Supporting Holder (excluding Existing Surplus Notes held by AAC and AFG) that are tendered in the AAC Supporting Holder Exchange Offer. The AAC Supporting Holder Exchange Cap (including the exchange cap components of principal and accrued and unpaid interest) for the Existing Surplus Notes will be reduced if less than 100% of the Supporting Holders participate in the AAC Supporting Holder Exchange Offer.
Pursuant to the Rehabilitation Exit Support Agreement, Supporting Holders are required to tender all of their Existing Surplus Notes in the AAC Supporting Holder Exchange Offer, except to the extent Existing Surplus Notes are deposited into the Initial Escrow Account (as defined in the Offering Memorandum) or tendered in the Limited Access DPO Exchange Offer. If the Conditions Precedent are satisfied or waived, AAC will accept an amount of Existing Surplus Notes (including principal amount and accrued and unpaid interest thereon) tendered by each Supporting Holder multiplied by 65.740330% (rounded down to avoid the purchase of Existing Surplus Notes in a principal amount other than in integral multiples of $1.00) applied against principal and accrued and unpaid interest thereon, and return the remaining Existing Surplus Notes (including principal amount and accrued and unpaid interest thereon) tendered by such Supporting Holder to such Supporting Holder. Upon effectiveness of the Rehabilitation Plan Amendment, the Existing Surplus Notes (including those returned to Supporting Holders) will be subordinated to AAC’s other indebtedness and policyholder claims other than the 5.1% Junior Surplus Notes due 2020 issued by the Segregated Account.
AAC Exchange Offer
Upon the terms and subject to the conditions of the AAC Exchange Offer, for each $1.00 principal amount of Existing Surplus Notes, validly tendered, not validly withdrawn and accepted by AAC in the AAC Exchange Offer at or prior to the Expiration Time, subject to the exchange cap for the AAC Exchange Offer of Existing Surplus Notes (assuming 100% participation by all holders of Existing Surplus Notes in the AAC Exchange Offer other than by the Supporting Holders, AAC and AFG) (the “AAC Exchange Cap”), eligible holders will receive (i) $0.67 in cash and (ii) $0.69 in principal amount of Senior Secured Notes, which represents (if expressed as an amount of consideration per $1.00 of obligations under the Existing Surplus Notes, including accrued and unpaid interest) (i) $0.46 in cash and (ii) $0.47 in principal amount of Senior Secured Notes for each $1.00 of the sum of (A) principal amount and (B) accrued and unpaid interest thereon (up to, but not including, the Settlement Date).
The AAC Exchange Cap is $483 million of Existing Surplus Notes (assuming 100% participation by all holders of Existing Surplus Notes in the AAC Exchange Offer other than by the Supporting Holders, AAC and AFG), including principal amount and accrued and unpaid interest, owned by eligible holders (excluding the Supporting Holder’s pro rata share of an aggregate of $156 million principal amount plus accrued and unpaid interest of Existing Surplus Notes (the “Supporting Holder Escrow Notes”) and Existing Surplus Notes held by AAC and AFG) that are tendered in the AAC Exchange Offer. The AAC Exchange Cap (including the exchange cap components of principal and accrued and unpaid interest) for the Existing Surplus Notes will be reduced if less than 100% of the holders of Existing Surplus Notes (other than the Supporting Holders, AAC and AFG) participate in the AAC Exchange Offer.
Eligible holders of Existing Surplus Notes who wish to participate in the AAC Exchange Offer will be required to tender all of their Existing Surplus Notes and deliver their Consent. If the Conditions Precedent are satisfied or waived, AAC will accept an amount of Existing Surplus Notes (including principal amount and accrued and unpaid interest thereon) tendered by each eligible holder (including principal amount and accrued and unpaid interest thereon) multiplied by 87.5% (rounded down to avoid the purchase of Existing Surplus Notes in a principal amount other than in integral multiples of $1.00) applied against principal and accrued and unpaid interest thereon, and return the remaining Existing Surplus Notes (including principal amount and accrued and unpaid interest thereon) tendered by such eligible holder to such eligible holder. Upon effectiveness of the Rehabilitation Plan Amendment, the Existing Surplus Notes (including those returned to eligible holders) will be subordinated to AAC’s other indebtedness and policyholder claims other than the 5.1% Junior Surplus Notes due 2020 issued by the Segregated Account.
Limited Access DPO Exchange Offer
Upon the terms and subject to the conditions of the Limited Access DPO Exchange Offer, for each $1.00 of principal amount of Existing Surplus Notes, validly tendered, not validly withdrawn and accepted by AAC in the Limited Access DPO Exchange Offer at or prior to the Expiration Time, subject to the exchange cap for the Limited Access DPO Exchange Offer (the “DPO Exchange Cap”), Supporting Holders will receive $1.47 of DPOs, which represents (if expressed as an amount of DPOs per $1.00 of obligations under the Existing Surplus Notes, including accrued and unpaid interest) $1.00 of DPOs for each $1.00 of the sum of (A) principal amount of Existing Surplus Notes and (B) accrued and unpaid interest thereon (up to, but not including, the Settlement Date). For a description of the Deferred Amounts, see the Plan of Rehabilitation, as amended, of the Segregated Account of Ambac Assurance Corporation, effective as of June 12, 2014, as further amended and/or clarified from time to time.
Each Supporting Holder is required to participate in the Limited Access DPO Exchange Offer and is required to tender its pro rata portion of an aggregate principal amount of $134 million of

Existing Surplus Notes not deposited by the Supporting Holders into the Initial Escrow Account into the Exchange Escrow Account no later than January 26, 2018. Each Supporting Holder will be deemed to have delivered a Letter of Transmittal and Consent with respect to all of the Existing Surplus Notes that the Supporting Holder has deposited into the Exchange Escrow Account. If the Conditions Precedent are satisfied or waived, AAC will accept the Existing Surplus Notes (including principal and accrued and unpaid interest) tendered by each Supporting Holder equal to such Supporting Holder’s pro rata portion of the DPO Exchange Cap (rounded down to avoid the purchase of Existing Surplus Notes in a principal amount other than integral multiples of $1.00) applied against principal and accrued and unpaid interest thereon. The DPO Exchange Cap of $197 million is comprised of an aggregate principal amount of $134 million with associated accrued and unpaid interest of $62 million (computed through the Settlement Date).
Conditions to the Exchange Offers and Consent Solicitation
The consummation of the Exchange Offers and the effectiveness of the BSA Waiver and Amendment is subject to a number of conditions, including receipt of Consents by holders of at least a majority of the outstanding principal amount of the Existing Surplus Notes (other than Existing Surplus Notes beneficially owned by AFG or AAC or any of their affiliates) pursuant to the Consent Solicitation and the OCI BSA Waiver and Amendment Approval at the Expiration Time; all conditions to the effectiveness of the Rehabilitation Plan Amendment having been satisfied or waived, except for the condition that the Exchange Offers have been consummated, and the Rehabilitation Plan Amendment will become effective concurrently with the closing of Exchange Offers; receipt of any required approval of OCI and the Rehabilitation Court pursuant to applicable law and operative documents; the Rehabilitation Exit Support Agreement having not been terminated; neither the Exchange Offers nor the Consent Solicitation having been determined to violate any applicable law or interpretation of the staff of the SEC; the absence of any statute, law, rule, regulation, judgment, order, decree or injunction which prohibits or prevents the closing of either of the Exchange Offers, the Consent Solicitation and/or the Rehabilitation Plan Amendment or any other transactions to be effected on the Settlement Date and necessary to the effectiveness of the Rehabilitation Plan Amendment; the valid tender of at least $578 million principal amount of Existing Surplus Notes (or 85% of the outstanding principal amount of Existing Surplus Notes (other than Existing Surplus Notes required to be deposited into the Initial Escrow Account) owned by all holders thereof, including AAC and AFG, in the Exchange Offers; and the valid tender of at least $197 million comprising principal and accrued and unpaid interest (computed through the Settlement Date) owned by Supporting Holders of Existing Surplus Notes in the Limited Access DPO Exchange Offer and the existing fiscal agent of the Existing Surplus Notes shall not have taken any action that would reasonably be expected to prevent the consummation of the Exchange Offers or the Consent Solicitation. Consummation of the Exchange Offers and the effectiveness of the BSA Waiver and Amendment are subject to the following conditions precedent being satisfied or, subject to the consent of AAC and the Supporting Holders comprising 66 2/3% of the principal amount of Existing Surplus Notes held by the Supporting Holders as a whole, waived; receipt of the approval by OCI of a one-time current interest payment of approximately $12.5 million (assuming 100% participation by holders of Existing Surplus Notes in the Exchange Offers) on the Existing Surplus Notes outstanding immediately following the Settlement Date (the “Interest Payment Approval Condition”).
Subject to applicable securities laws, the Rehabilitation Exit Support Agreement and the terms set forth in the Offering Memorandum, AAC reserves the right to waive or modify any of the conditions of the Exchange Offers, including the Conditions Precedent, other than the Interest Payment Approval Condition, which also requires the consent of the Supermajority Consenting Holders (as defined in the Offering Memorandum) to be waived, and may do so without reinstating withdrawal rights. Each Exchange Offer is conditioned on the effectiveness of the Rehabilitation Plan Amendment and the receipt of the Requisite Consents in the Consent Solicitation, unless waived by AAC in its sole discretion, and each of the AAC Supporting Holder Exchange Offer and the AAC Exchange Offer is also conditioned upon the completion of the other Exchange Offers, unless waived by AAC in its sole discretion.
Dealer Managers and Information and Exchange Agent
Moelis & Company and Odeon Capital Group LLC are acting as co-dealer managers for the AAC Exchange Offers. Holders of Existing Surplus Notes wishing to certify that they are Eligible Holders and receive a copy of the Offering Memorandum and Letter of Transmittal and Consent should contact Epiq Corporate Restructuring, the Information and Exchange Agent for the Exchange Offers, at (866) 897-6433 (toll free) or (646) 282-2500, or via email at tabulation@epiqsystems.com (please reference “Ambac” in the subject line) to request an eligibility letter.
About Ambac
Ambac Financial Group, Inc. ("Ambac"), headquartered in New York City, is a holding company whose subsidiaries, including its principal operating subsidiaries, Ambac Assurance Corporation ("AAC"), Everspan Financial Guarantee Corp. and Ambac Assurance UK Limited ("Ambac UK"), provide financial guarantees to clients in both the public and private sectors globally. AAC, including the Segregated Account of AAC (in rehabilitation), is a guarantor of public finance and structured finance obligations. Ambac’s primary goal is to maximize stockholder value by executing the following key strategies: (i) active runoff of Ambac Assurance and its subsidiaries through transaction terminations, policy commutations, settlements and restructurings, with a focus on known and potential future adversely classified credits, that we believe will improve our risk profile, and maximizing the risk-adjusted return on invested assets, (ii) rationalization of Ambac's and its subsidiaries' capital and liability structures, enabling simplification of corporate governance and facilitating the successful rehabilitation of the Segregated Account of Ambac Assurance, (iii) loss recovery through active litigation management and exercise of contractual and legal rights, (iv) ongoing review of organizational effectiveness and efficiency of the operating platform, and (v) evaluation of opportunities in certain business sectors that meet acceptable criteria that will generate long-term stockholder value with attractive risk-adjusted returns. Ambac‘s common stock trades on the NASDAQ Global Select Market under the symbol “AMBC”. The Amended and Restated Certificate of Incorporation of Ambac contains substantial restrictions on the ability to transfer Ambac’s common stock. Subject to limited exceptions, any attempted transfer of common stock shall be prohibited and void to the extent that, as a result of such transfer (or any series of transfers of which such transfer is a part), any person or group of persons shall become a holder of 5% or more of Ambac’s common stock or a holder of 5% or more of Ambac's common stock increases its ownership interest. Ambac is committed to providing timely and accurate information to the investing public, consistent with our legal and regulatory obligations. To that end, we use our website to convey information about our businesses, including the anticipated release of quarterly financial results, quarterly financial, statistical and business-related information, and the posting of updates to the status of certain residential mortgage backed securities litigations. For more information, please go to www.ambac.com.

Contact:
Lisa A. Kampf
Managing Director, Investor Relations
(212) 208-3177
lkampf@ambac.com

Important Information and Forward Looking Statements
This press release is not an offer to exchange or a solicitation or acceptance of an offer to exchange any securities, which may be made only pursuant to the terms and conditions of an offering memorandum, nor is this press release an offer to buy or a solicitation or acceptance of an offer to buy any securities. In addition, this press release is not a solicitation of any consents from holders of Existing Surplus Notes. The Exchange Offers and Consent Solicitation are being made and are subject to the terms and conditions set forth in the Offering Memorandum and related Letter of Transmittal and Consent.
The Exchange Offers and the offer of the DPOs and issuance of the Senior Secured Notes have not been registered under the Securities Act or any other applicable securities laws and, unless so registered, such Senior Secured Notes may not be offered, sold, pledged or otherwise transferred within the United States or to or for the account of any U.S. person, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any other applicable securities laws. The Exchange Offers are being made to, the Consents are being solicited from and the DPOs and Senior Secured Notes are being offered to only (i) (a) in the United States, holders of Existing Surplus Notes who are QIBs or Institutional Accredited Investors and (b) outside the United States, holders of Existing Surplus Notes who are not “U.S. persons” (as defined in Rule 902 under the Securities Act) in reliance on Regulation S of the Securities Act and (ii) in the case of the AAC Supporting Holder Exchange Offer and the AAC Exchange Offer only, holders of Existing Surplus Notes who are also Qualified Purchasers. The Senior Secured Notes have not been registered under the Securities Act or under any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act, and accordingly, are subject to significant restrictions on transfer and resale as more fully described in the Offering Memorandum and the Letter of Transmittal and Consent.
None of AAC, AFG, the Secured Notes Issuer, their respective boards of directors, the dealer managers, the information and exchange agent, the trustee for the Senior Secured Notes or the fiscal agent for the Existing Surplus Notes is making any recommendation as to whether holders should tender Existing Surplus Notes in response to the Exchange Offers or provide their Consent in the Consent Solicitation. Holders must make their own decisions as to whether to tender Existing Surplus Notes or provide their Consent.
This press release includes statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “estimate,” “project,” “plan,” “believe,” “anticipate,” “intend,” “planned,” “potential” and similar expressions, or future or conditional verbs such as “will,” “should,” “would,” “could,” and “may,” or the negative of those expressions or verbs, identify forward-looking statements. We caution readers that these statements are not guarantees of future performance. Forward-looking statements are not historical facts but instead represent only our beliefs regarding future events, which may by their nature be inherently uncertain and some of which may be outside our control. These statements may relate to plans and objectives with respect to the future, among other things which may change. We are alerting you to the possibility that our actual results may differ, possibly materially, from the expected objectives or anticipated results that may be suggested, expressed or implied by these forward-looking statements. Important factors that could cause our results to differ, possibly materially, from those indicated in the forward-looking statements include, among others, those discussed under “Risk Factors” in our most recent SEC filed quarterly or annual report.
Any or all of management’s forward-looking statements in this press release may turn out to be incorrect and are based on management’s current belief or opinions. AFG’s actual results may vary materially, and there are no guarantees about the performance of AFG’s securities. Among events, risks, uncertainties or factors that could cause actual results to differ materially are: (1) the highly speculative nature of AFG’s common stock and volatility in the price of AFG’s common stock; (2) uncertainty concerning the Company’s ability to achieve value for holders of its securities, whether from AAC or from transactions or opportunities apart from AAC; (3) adverse effects on AFG’s share price resulting from future offerings of debt or equity securities that rank senior to AFG’s common stock; (4) potential of rehabilitation proceedings against AAC; (5) dilution of current shareholder value or adverse effects on AFG’s share price resulting from the issuance of additional shares of common stock; (6) inadequacy of reserves established for losses and loss expenses and possibility that changes in loss reserves may result in further volatility of earnings or financial results; (7) decisions made by the rehabilitator of the Segregated Account for the benefit of policyholders that may result in material adverse consequences for holders of the Company’s securities or holders of securities issued or insured by AAC or the Segregated Account; (8) increased fiscal stress experienced by issuers of public finance obligations or an increased incidence of Chapter 9 filings or other restructuring proceedings by public finance issuers; (9) the Company’s inability to realize the expected recoveries included in its financial statements; (10) changes in AAC’s estimated representation and warranty recoveries or loss reserves over time; (11) credit risk throughout the Company’s business, including but not limited to credit risk related to residential mortgage-backed securities, student loan and other asset securitizations, collateralized loan obligations, public finance obligations and exposures to reinsurers; (12) concentration and essentiality risk in connection with Military Housing insured debt; (13) the risk that the Company’s risk management policies and practices do not anticipate certain risks and/or the magnitude of potential for loss; (14) risks associated with adverse selection as the Company’s insured portfolio runs off; (15) adverse effects on operating results or the Company’s financial position resulting from measures taken to reduce risks in its insured portfolio; (16) intercompany disputes or disputes with the rehabilitator of the Segregated Account; (17) the Company’s inability to complete our announced Rehabilitation Plan Amendment, the Consent Solicitation, Limited Access DPO Exchange Offer, the AAC Supporting Holder Exchange Offer, the AAC Exchange Offer and the other transactions contemplated by the Rehabilitation Exit Support Agreement on the terms contemplated or on a timely basis or at all; (18) the risk of loss from market and interest rate risk as AAC raises additional liquidity to fund the cash component of the Segregated Account rehabilitation exit plan; (19) our inability to close the issuance of AAC’s 8.5% Senior PIK Notes Secured by Certain Interests in Proceeds of Certain RMBS Litigation due 2055; (20) our inability to mitigate or remediate losses, commute or reduce insured exposures or achieve recoveries or investment objectives, or the failure of any transaction intended to accomplish one or more of these objectives to deliver anticipated results; (21) the Company’s substantial indebtedness could adversely affect its financial condition, operating flexibility and ability to obtain financing in the future; (22) restrictive covenants in agreements and instruments may impair the Company’s ability to pursue or achieve its business strategies; (23) loss of control rights in transactions for which we provide insurance due to a finding that AAC has defaulted, whether due to the rehabilitation proceedings in the Rehabilitation Court with respect to the Segregated Account (“the Segregated Account Rehabilitation Proceedings”) or otherwise; (24) the Company’s results of operation may be adversely affected by events or circumstances that result in the accelerated amortization of the Company’s insurance intangible asset; (25) adverse tax consequences or other costs resulting from the Segregated Account rehabilitation plan, from rules and procedures governing the payment of permitted policy claims, or from the characterization of the Company’s surplus notes as equity; (26) risks attendant to the change in composition of securities in the Company’s investment portfolio; (27) changes in tax law; (28) changes in prevailing interest rates; (29) factors that may influence the amount of installment premiums paid to the Company, including the Segregated Account Rehabilitation Proceedings; (30) default by one or more of AAC’s portfolio investments, insured issuers or counterparties; (31) market risks impacting assets in the Company’s investment portfolio or the value of our assets posted as collateral in respect of investment agreements and interest rate swap transactions; (32) risks relating to determinations of amounts of impairments taken on investments; (33) the risk of litigation and regulatory inquiries or investigations, and the risk of adverse outcomes in connection therewith, which could have a material adverse effect on the Company’s business, operations, financial position, profitability or cash flows; (34) the Company’s inability to realize value from Ambac UK or other subsidiaries of AAC; (35) system security risks; (36) market spreads and pricing on derivative products insured or issued by the Company; (37) the risk of volatility in income and earnings, including volatility due to the application of fair value accounting; (38) changes in accounting principles or practices that may impact the Company’s reported financial results; (39) legislative and regulatory developments; (40) the economic impact of “Brexit” may have an adverse effect on the Company’s insured international portfolio and the value of its foreign investments, both of which primarily reside with its subsidiary Ambac UK; (41) operational risks, including with respect to internal processes, risk and investment models, systems and employees, and failures in services or products provided by third parties; (42) the Company’s financial position and the Segregated Account Rehabilitation Proceedings that may prompt departures of key employees and may impact the Company’s ability to attract qualified executives and employees; (43) implementation of new tax legislation signed into law on December 22, 2017 (commonly known as the “Tax Cuts and Jobs Act”) may have unexpected consequences for the Company and the value of its securities, particularly its common shares; (44) implementation of the Tax Cuts and Jobs Act may negatively impact the economic recovery of Puerto Rico, which could result in higher loss severities or an extended moratorium on debt service owed on AAC-insured bonds of Puerto Rico and its instrumentalities; (45) implementation of the Tax Cuts and Jobs Act could have a negative impact on municipal issuers of AAC-insured bonds; and (46) other risks and uncertainties that have not been identified at this time.